                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                 --------------


                                    FORM 8-K
                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


         Date of Report (Date of earliest event reported): June 23, 2000



                              HELEN OF TROY LIMITED
             (Exact name of registrant as specified in its charter)



           BERMUDA                                       0-23312                             74-2692550
(State or other jurisdiction                           (Commission                          (IRS Employer
     of incorporation)                                 File Number)                       Identification No.)


      ONE HELEN OF TROY PLAZA
           EL PASO, TEXAS                                  79912
(Address of principal executive offices)                (ZIP Code)


       Registrant's telephone number, including area code: (915) 225-8000

ITEM 5.    OTHER EVENTS.

       On Friday, June 23, 2000, Helen of Troy Limited issued a press release, which is filed herewith as Exhibit 99.1 and incorporated herein by reference.

ITEM 7.    FINANCIAL STATEMENTS AND EXHIBITS.

     (c)   EXHIBITS.

     Exhibit No.    Description.

     99.1           Press Release of Helen of Troy Limited dated June 23,2000.

                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                        HELEN OF TROY LIMITED



Date:   June 27, 2000                   By: /s/ Gerald J. Rubin
                                           -------------------------------------
                                            Gerald J. Rubin
                                            Chairman and Chief Executive Officer

                                  EXHIBIT INDEX

     EXHIBIT
     NUMBER                                   DESCRIPTION
     ------                                   -----------


       99.1         --      Press Release of the Company dated June 23, 2000.